Commitments and contingencies	6 Months Ended
Jun. 30, 2025
Commitments and contingencies [abstract]
Commitments and contingencies
21.	Commitments and contingencies

Commitments

Lucid-MS Agreement

The Company has entered into a license agreement that governs the Lucid-MS compound. Under the terms of the agreement, the Company shall pay a yearly license maintenance fee of C$100,000 until the first commercial sale of a product is made.

Under the agreement the Company is committed to minimum milestone payments of $nil and maximum milestone payments of C$12,500,000 if all product development and regulatory milestones are met. Furthermore, the Company is also responsible for paying revenue milestone payments and royalties if revenue milestones from commercial sales are achieved. Milestones can be extended by mutual agreement. No payments have been made to date related to these milestones.

Contingencies

Legal Matters

From time to time, the Company is named as a party to claims or involved in proceedings, including legal, regulatory and tax related, in the ordinary course of its business. While the outcome of these matters may not be estimable at the reporting date, the Company makes provisions, where possible, for the estimated outcome of such claims or proceedings. Should a loss result from the resolution of any claims or proceedings that differs from these estimates, the difference will be accounted for as a charge to the condensed consolidated interim statements of loss and comprehensive loss in that period.

GBB Drink Lab, Inc. (“GBB”)

On May 12, 2023, the Company announced receipt of a lawsuit filed in United States District Court for the Southern District of Florida by GBB against the Company, alleging breach of a mutual non-disclosure agreement and misappropriation of trade secrets. GBB claims that its assets were, as of August 30, 2022 (prior to the misappropriation and material breach) valued at US$53,047,000. The Company believes the allegations are without merit and continues to defend itself in the lawsuit.

On June 23, 2023, the Company filed a motion to dismiss GBB’s Amended Complaint, which the Court denied on January 8, 2024. On January 22, 2024, the Company filed a third-party complaint against Joseph Romano (a former director of the Company), and a counterclaim against GBB. The Company alleges that Mr. Romano breached his fiduciary duty by providing or fabricating confidential information to GBB, and that GBB aided and abetted this breach. On October 9, 2024, Judge Melissa Damian denied Mr. Romano’s motion to dismiss, finding that the Company plausibly alleged Romano breached fiduciary duties, including his duties of loyalty, confidentiality, and to act in the Company’s best interests. GBB and Romano have denied the allegations in their respective answers.

Discovery ended in July 2025. On July 21, 2025, the parties filed various pre-trial motions. These motions included the Company’s motion for summary judgment, which seeks judgment in the Company’s favor on all GBB’s claims. Likewise, GBB filed a motion for summary judgment on its breach of contract claim and Romano filed a motion for summary judgment seeking to have all claims against him dismissed.  If summary judgment motions do not resolve the case, it is expected to proceed to trial in November 2025.

Raza Bokhari

On May 21, 2025, the Company entered into a comprehensive settlement agreement with Dr. Raza Bokhari, its former CEO, resolving all outstanding litigation in Canada and the U.S. This concludes disputes originating from Dr. Bokhari’s 2021 termination and subsequent legal actions, including:

●	A wrongful dismissal arbitration (initially claiming $30.2 million), dismissed in 2022 with costs awarded to the Company.

●	Multiple court proceedings related to share cancellations, indemnification claims, and U.S. enforcement of arbitration awards.

Quantum received a one-time payment of $2,350,000, recorded as other income during period ended June 30, 2025. All outstanding cost awards and claims were mutually waived.

This settlement eliminated all future legal uncertainties and associated costs as announced in the Company’s May 30, 2025 press release, which confirmed a $2.35 million payment from Dr. Bokhari to fully resolve all outstanding claims in Canada and the United States.

Deferred Income

On December 24, 2024, the Company entered into a Prepaid Forward Purchase Agreement (the “Purchase Agreement”) with Sports Coat LLC (“Buyer”). Under the terms of the agreement, the Buyer agreed to provide financing of US$1,000,000 to the Company in exchange for the right to receive a portion of the proceeds from certain ongoing litigations.

These litigations include, but are not limited to, claims relating to either:

●	Alleged market manipulation involving FSD Pharma Inc., Quantum BioPharma Ltd., or any other related entity; or

●	Matters involving Dr. Raza Bokhari.

The financing provided under the Purchase Agreement is non-recourse, which stipulates that the Company is not obligated to repay the $1,000,000 if no proceeds are realized from the litigations. The Buyer assumes the risk of loss in the event of non-collection of litigation proceeds. The agreement does not include a predefined repayment schedule, a specified due date, or a general pledge of the Company’s assets as collateral for repayment.

The Purchase Agreement specifies events of default, including failure to pay amounts due, breach of material terms, termination of legal representation without cause, misrepresentation, misappropriation of litigation proceeds, insolvency, or challenges to the agreement’s validity. In such cases, the Buyer may declare the full amount immediately due and enforce its security interest.

The Company received the full $1,000,000, which has been recorded as deferred income as at December 31, 2024.

During the six months ended June 30, 2025, the Company received $2,350,000 in litigation proceeds as part of a settlement related to the Raza Bokhari Claims. In accordance with the agreement with the Buyer, the Company paid $1,420,000 to the Buyer, representing the full repayment of the principal and the additional return calculated under the Purchase Agreement. The $1,000,000 initially recorded as deferred income was recognized as other income during the period ended June 30, 2025. The remaining settlement proceeds of $930,000 were also recognized as other income.